Alcoa Logo 1 st Quarter 2009 Analyst Conference April 7, 2009 Exhibit 99.2

Alcoa Logo Alcoa Logo
Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2008 and other reports filed with the Securities and
Exchange Commission.

Alcoa Logo Chuck McLane Executive Vice President and Chief Financial Officer

Alcoa Logo
1st Quarter 2009 Financial Overview
Loss from continuing operations
$480 million or $0.59 per share
Revenue of $4.1 billion
Decrease of 27% sequentially
Decrease of 41% year-over-year
Average LME $1,359/mt
Decrease of 25% sequentially
Decrease of 50% year-over-year
Cash on hand of $1.1 billion
Debt-to-cap at 40.6%; down 190 basis points sequentially
Cash costs per ton
Alumina down 33% from 3Q08
Aluminum down 30% from 3Q08

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(in millions, except per share amounts) 4Q'08 1Q'09 Change
Sales $5,688 $4,147 (27%)
Cost of Goods Sold $5,277 $4,143 (21%)
   % of Sales 92.8% 99.9% 7.1 pts
SG&A $273 $244 (11%)
   % of Sales 4.8% 5.9% 1.1 pts
Restructuring and Other Charges $863 $69 (92%)
Interest Expense $125 $114 (9%)
Other (Income) Expenses $(36) $30 nm
Effective Tax Rate 20.4% 39.5% 19.1 pts
Benefit for Taxes on Loss $(238) $(307) 29%
Loss from Continuing Operations $(929) $(470) $459
Less: Net Income Attributable to Noncontrolling Interests $0 $10 $10
Amounts Attributable to Alcoa Common Shareholders:
Loss from Continuing Operations $(929) $(480) $449
Loss from Continuing Operations per Diluted Share $(1.16) $(0.59) $0.57
Loss from Discontinued Operations $(262) $(17) $245
Sequential Income Statement

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Restructuring & Other Special Items
(in millions, except per share amounts)
After-Tax
Amount
Earnings
Per Share
Income Statement
Classification Segment
Loss from Continuing Operations $(480) $(0.59)
Other Items:
Restructuring and Other Charges $(46) $(0.06) Restructuring Corporate
Gain on Elkem / SAPA Swap $133 $0.16 Other Income Primary / Corporate
Loss on Shining Prospect (Rio Tinto) $(118) $(0.14) Other Income Corporate
Discrete Tax Item $28 $0.03 Tax Corporate
Total Other Items $(0.01)

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1Q 2009 vs. 4Q 2008 Earnings Bridge
Loss from Continuing Operations excluding Restructuring & Other Special Items (in millions)
See Appendix for Reconciliation
($221)
($55) $27
$20
$103
$34
($92)
($424)
$39
($477)
4Q08 Volume Price/Mix Currency Productivity
SG&A /
R&D LME
Bohai &
Other 1Q09

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1Q 2009 vs. 1Q 2008 Earnings Bridge
Income (Loss) from Continuing Operations excluding Restructuring &
Other Special Items (in millions)
$356 $(258)
$(74)
$198
$115
$45 $382
$(849)
$(67)
$57
$(477)
1Q08 Volume Price/Mix Currency Productivity SG&A / R&D Curtailments
Noncontrolling
Interest
See Appendix for Reconciliation
LME 1Q09

$250
$200
$150
$100
$50
$0
ATOI (million)
$1,500
$1,200
$900
$600
$300
$0
Total Revenue (million)
1Q08
2Q08
3Q08
4Q08
1Q09
ATOI
Total Revenue

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1Q 08 4Q 08 1Q 09
Production (kmt) 3,870 3,776 3,445
3
rd
Party Shipments (kmt) 1,995 2,123 1,737
3
rd
Party Revenue ($
million)
680 722 430
ATOI ($ million) 169 162 35
34% lower realized pricing sequentially,
matching LME decline on two-month lag
Lower production of 9% sequentially mainly due
to curtailments at Point Comfort
Benefited from lower energy costs, productivity
gains, and favorable currency impact
Cost of alumina produced down
approximately 33% from 3Q08
Alumina
1
st
Quarter Highlights
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
Expect production to decline slightly as refinery
production is matched to smelter demand
Productivity programs continue to deliver results
Impact of start-up costs at Brazilian growth
projects

$450
$350
$250
$150
$50
-$50
-$150
-$250
ATOI (million)
$3,300
$2,300
$1,300
$300
-$700
-$1,700
-$2,700
-$3,700
Total Revenue (million)
1Q08
2Q08
3Q08
4Q08
1Q09
ATOI
Total Revenue

Alcoa Logo
1
st
Quarter Highlights
1Q 08 4Q 08 1Q 09
Production (kmt) 995 971 880
3
rd
Party Shipments
(kmt)
665 807 683
3
rd
Party Revenue ($
million)
1,877 1,580 844
3
rd
Party Price ($/mt) 2,801 2,125 1,567
ATOI ($ million) 307 (101) (212)
Primary Metals
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
Realized pricing down 26% sequentially
750kmt of production curtailments enacted
Non-cash Elkem gain of $112 million
Benefit from procurement initiatives,
productivity improvements and LME linked
input costs reaching bottom line
Cost of aluminum produced down
approximately 30% from 3Q08
Current cash LME $1,426/mt, $66/mt higher
than 1
st
quarter average
Current USD slightly weaker than 1Q average
Massena East full curtailment by end of quarter
(100 kmt, net)
Anglesea Power Plant maintenance outage
Increasing benefit from procurement actions,
productivity improvement and other cost
controls

$60
$40
$20
$0
($20)
($40)
($60)
($80)
($100)
ATOI (million)
$2,400
$1,900
$1,400
$900
$400
-$100
-$600
-$1,100
-$1,600
-$2,100
-$2,600
Third Party Revenue (million)
1Q 08
2Q 08
3Q08
4Q08
1Q09
ATOI
Third Party Revenue

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Flat-Rolled Products
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
($ million)
1Q 08 4Q 08 1Q 09
Global Rolled Products,
excl Russia & China
72 (9) 6
Hard Alloy Extrusions                   8 8 (1)
Russia, China & Other (39) (97) (67)
Total
41 (98)
(62)
ATOI
Sequential improvement due to productivity
gains in Global Rigid Packaging, closure of
Bohai foil plant and favorable currency impact
Continued customer destocking
Significant volume declines across all market
segments
Continued weakness in end markets
Gains from productivity and cost decreases

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1Q 08
2Q 08
3Q08
4Q08
1Q09
ATOI
Third Party Revenue

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Engineered Products and Solutions
1Q 08 4Q 08 1Q 09
Third Party Revenue ($ million) 1,395 1,258 1,158
ATOI ($ million) 140 65 96
ATOI% / Revenue 10.0 5.2 8.3
Strong productivity gains more than offset weak
market conditions
Share gains helped mitigate sales decline
Market conditions for Heavy Truck, Aerospace, and
Building and Construction worse than anticipated
Sales from the Automotive market less than
expected, only accounted for 3% of total sales
1
st
Quarter Highlights 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
Further weakness in Aerospace due to declining
build rates
Decline in Commercial Building and Construction
demand expected to accelerate
Continued weakness in global transportation
markets
Productivity gains expected, despite worsening
market conditions

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Cash Flow Statement
(in millions) 1Q'08 4Q'08 1Q'09
Net Income (Loss) $303 $(1,191) $(497)
DD&A 314 292 283
Change in Working Capital (581) 610 291
Taxes (16) (250) (303)
Other Adjustments (289) 1,185 (11)
Pension Contributions (19) (38) (34)
Cash From Operating Activities $(288) $608 $(271)
Dividends to Shareholders $(140) $(136) $(137)
Change in Debt 416 444 (305)
Dividends to Noncontrolling Interests (39) (102) (77)
Contributions from Noncontrolling Interests 118 214 159
Share Repurchases (430) - -
Share Issuances - - 876
Other Financing Activities 20 (43) (13)
Cash From Financing Activities $(55) $377 $503
Capital Expenditures $(748) $(1,017) $(471)
Sale of Investments 2 - 506
Proceeds from Sales of Assets 2,490 26 116
Additions to Investments (1,215) (27) (29)
Acquisitions (291) - 18
Other Investing Activities (13) (5) (4)
Cash From Investing Activities $225 $(1,023) $136
Debt-to-cap
at 40.6%

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Financial Plan Enhances Flexibility
Common stock issued
172.5 million shares
$876 million net proceeds
Convertible notes issued
$575 million
5.25% coupon and 22.5% conversion premium
Maturity: March 15, 2014
Quarterly dividend cut to $0.03 per share
Conserves $430 million of cash annually
Shining Prospect joint venture unwind
$500 million of $1 billion net proceeds received through 3/31/09
Strengthens Balance Sheet and Positions Alcoa to Capitalize on
Strategic Opportunities

4.8
3.9
1.3
0.4
Undrawn
Drawn
12/31
1/31
2/28
3/31

> 1 week 6%
1 week 20%
74%
> 1 week 22%
1 week 35%
43%

1.5
1.2
0.6
0.3
12/31
1/31
2/28
3/31

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Balance Sheet / Liquidity Overview
Capitalization Summary
12/31/2008 3/31/2009
Short-term debt $2,013 $1,013
Long-term debt 8,565 9,192
Total debt $10,578 $10,205
Noncontrolling interests $2,597 $2,500
Shareholders' equity $11,735 $ 12,437
Total capitalization $24,910 $25,142
Debt-to-capital ratio 42.5% 40.6%
($ million)
Improved Commercial Paper
2 weeks prior to offering 2 weeks post offering
Credit Revolvers
($ billion)
5.2
5.2 5.2 5.2
($ billion)
Commercial Paper Outstanding
15 bps improvement in overnight CP spread
56 bps improvement in 1-week CP spread
Overnight
Overnight

Alcoa Logo Klaus Kleinfeld President and Chief Executive Officer

North America	Europe	China	Global
	Aerospace				900 deliveries forecast for 2009
	Automotive	25%-30% sales decline	20%-25% sales decline	4% sales growth	18% sales decline
	Heavy Truck & Trailer	30%-35% sales decline	35%-40% sales decline	Small sales growth	15%-20% build rate decline
	Beverage Can Packaging	Relatively stable sales (~2% decline)	Relatively stable sales (~3% decline)	4% sales growth	Volumes expected to be flat
	Commercial Building and Construction	35%-40% sales decline	15%-25% sales decline across EU countries	8%-9% sales growth	10%-15% sales decline
	Industrial Gas Turbine				9% heavy duty GT build rate decline

17 Alcoa Logo Alcoa Logo Challenging Market Conditions in 2009 Alcoa End Markets: Current Assessment of 2009 Conditions Source: Alcoa analysis

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Global Demand Expected to Decline 7% in 2009
2008 Global Demand Growth Rate:  -3%
(2008 ex China: -8%)
2009 Global Demand Growth Rate:  -7%
(2009 ex China: -10%)
Source: Alcoa analysis
Brazil
Russia
Asia w/o China
North America
Europe
China
2008 vs. 2009
Projected Growth Rates
2009 Projected Consumption
6.4
5.0
4.3
0%
-15%
-9%
-15%
-12%
-12%
-5%
13.1
9%
10%
-5%
-8%
0.9
5%
Other* 4.0
-1% -2%
* Other consists of: Middle East, India, Latin America ex Brazil and Rest of World
34.5
2008
Actual
2009
Forecast
0.8
2009 Projected Aluminum Consumption by Region (in mmt)

Days of Consumption
LME Price/mt
01/05
03/05
05/05
07/05
09/05
11/05
01/06
03/06
05/06
07/06
09/06
11/06
01/07
03/07
05/07
07/07
09/07
11/07
01/08
03/08
05/08
07/08
09/08
11/08
01/09
03/09

Alcoa Logo Alcoa Logo
Historic Collapse in Metal Price - 57%
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
LME cash price/ton, in US$ and global inventory
1)
, in days
1) Reported Stocks : Comex, IAI, Japan Port , LME, & SME
- 57%
Reported Stocks,
Days of Consumption
LME Cash Price
57 Days of
Consumption
Source: IAI, Bloomberg
0
5
10
15
20
25
30
35
40
45
50
55
60

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Curtailment Announcements – 16% of 2008 Production
Aluminum Supply: Curtailment Announcements by Region (annualized kmt)
Note: As of 3/31/09
88
126
500 500
88
683
138
897
376 990 1,366
3,083 3,083
100
0% 10% 20% 50% 5% 15%
Average = 16%
38
0
214
1
326
200
80%
Curtailment % of Production
Executed
Not executed
412
1,719
2,296
3,933
5,722
Aug 08 Production
4,227
Africa
4,592
14,011
Eastern Europe
Oceania
North America
Western Europe
Russia
2,696
39,608
Asia / Middle East
Latin America
China
Source: Production - CRU, IAI, and CNIA.  Curtailments – Alcoa Analysis, Reuters, Bloomberg, Company Statements, Mitsui Bussan, Platts.

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Alcoa Ahead of Industry Average
Aluminum Supply: Curtailment Announcements by Producer (annualized kmt)
1,769
2,317
3,990
4,049
4,494
10,788
11,352
38,759
2008 Production
Hydro
Chalco
Alcoa
Rio Tinto Alcan
UC Rusal
Other China
Other ROW
513
570 570
100 752 852
127 113
15%
895 1,408
469
2,128
25% 0% 10% 20%
513
30% 5%
2,128
173 514
240
44
Curtailment % of Production
Executed
Not executed
687
Note: As of 3/31/09
Average = 17%
Source: Production – CRU. Curtailments – Alcoa Analysis, Reuters, Bloomberg, Company Statements, Mitsui Bussan, Platts.

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China Western World
Western World in Surplus Position
2009E Aluminum Supply / Demand Balance (in kmt)
Source: Alcoa analysis, CRU, IAI, as of 3/31/09
Jan-Feb 09 Primary Production
Run Rate
11,000
Announced curtailments to be
implemented
0
Supply 11,000
Demand  (0% YOY change) (13,100)
Deficit (2,100)
Jan-Feb 09  Primary Production
Run Rate
24,400
Announced curtailments to be
implemented
(1,600)
Supply 22,800
Demand  (10% YOY decrease) (21,400)
Surplus 1,400
Deficit
Surplus

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China Western World
2009E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa analysis, CRU, IAI, as of 3/31/09
Jan-Feb 09 Alumina Production
Run Rate
19,000
Announced curtailments to be
implemented
(2,500)
Supply 16,500
Demand (21,100)
Deficit (4,600)
Jan-Feb 09  Alumina Production
Run Rate
52,600
Announced curtailments to be
implemented
(4,200)
Supply 48,400
Demand  (43,800)
Surplus 4,600
Global
Equilibrium
Alumina Market Reaches Equilibrium in 2009
Supply
Demand
Balance

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Improve Cash Flow and Balance Sheet
Operational Financial
Procurement Efficiencies
Cost savings by 2010
Overhead Rationalizations
Cost savings by 2010
CapEx Reductions
Annual CapEx post 2009
Working Capital Initiatives
Cash Impact 2009
Equity and Equity-Linked Financings
Gross proceeds
Dividend Reduction
Annual cash savings
Asset Dispositions
Net proceeds
Holistic Alcoa Approach: Improved Cost Structure and Balance Sheet
$2,000M
$400M
$850M
$800M
$1,400M
$430M
$1,100M

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Financial Actions Strengthen Liquidity Position
Initiative Results / Status
Equity and Equity-Linked Financings
Target gross proceeds
Dividend Reduction
$0.03 per common share per
quarter from $0.17
Asset Dispositions
$1,100M net proceeds
$1,400M gross proceeds
Convertible offering oversubscribed
multiple times
$1,000M from Shining Prospect unwind
$500M received to date
$430M annual cash savings
Financial Initiatives: Targets and Results
$1,000M
$430M
$1,400M
$1,100M
$0.03
per share
$1,100M

2009E
2010E
Strategic Raw Materials - Alumina and Primary Metals
15%
18%
Strategic Raw Materials - Flat-Rolled Products
7%
2%
Indirect - Services
6%
5%
Indirect - Maintenance Repair & Overhaul
21%
4%
Corporate Services & IT
8%
1%
Non-Smelter Energy
34%
6%
Transportation
29%
2%
Business Unit Metals
5%
4%

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$293m Procurement Savings Realized to Date
Procurement Efficiencies: Reduction Targets
(millions)
Reduction Targets by Spend Category
Savings
$293
$1,500
$2,000
1Q09A 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008

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Achieved $110m in Overhead Cost Reduction to Date

Overhead* Rationalization: Reduction Targets and Savings

Overhead Savings Target
100%
$400M
80%
2008 A
2010 Target

Savings
(millions)
$110
$200
$400
1Q09A
2009 Savings Target vs. 2008
2010 Savings Target vs. 2008

** Includes: SG&A, R&D and Plant Administrative Expenses; excludes divestitures*

27

28 Alcoa Logo Alcoa Logo 2010 Capital Expenditures Will Decrease to $850M -48% -53% Capital Expenditure Reduction: Annual CapEx ($ millions) 1Q09A 1,800 471 3,438 1,329 850 2008 2009E 2010E

100%
72%
Dec-08
Dec-09 Target

523
242
(474)
291
Inventory
Accounts Receivable
Accounts Payable
1Q09 Cash Generation

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$291M of Working Capital Generated
Working Capital
Days Reduction Targets
-28%
1Q09 Working Capital
Change ($ millions)
$800M decrease
in working
capital in 2009
Working Capital Initiatives: Targets and 1Q09 Results

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Exceeded 1Q09 CAP Reduction Targets

Alumina and Aluminum $ Cash Cost/mt

Cost of Alumina Produced (CAP)

100%
-33%
75%
-38%
67%
62%
3Q08 A
1Q09 Target
1Q09A
4Q09 Target

Cost of Aluminum Produced (CAP)

100%
-30%
75%
-40%
70%
60%
3Q08 A
1Q09 Target
1Q09A
4Q09 Target

Note: Decrease in each chart represents the average cost point for that quarter

30

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Russia Gaining Traction

Alcoa Russia: Key Turnaround Metrics

Capital Expenditures
2008 Average
-80%
1Q08 2Q08 3Q08 4Q08 1Q09
Hot Mill Capacity
100%
2008
1Q09
Headcount Reduction
-9%
4Q08
1Q09
Cash from Operations
4Q08
1Q09

31

31

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Alcoa LvL ONE™ - Lighter, Brighter and Stronger!

Alcoa LvL ONE™ Truck Wheel: Benefits & Market Reactions

Benefits

- **45% Lighter** than steel wheels
- **5% Lighter** than any aluminum wheel
- **6x Brighter*** than competitor aluminum wheel
- **5x Stronger** than steel wheels
- **Up to 10% Improved Tire Wear** than steel wheels
- **Up to 5% Fuel Cost Savings**

CalcuLighter™

Our new software to quantify value of LvL ONE™:
- ROI
- CO2 emissions

Market Reactions

"Great product, Alcoa has done it again!"
(OE Truck Product Manager)

"With lighter weight and great looks – how does Alcoa do it?"
(Fleet Operator, Oklahoma)

** ASTM E 430 specification*

32

The Next-Generation
LockBolt for Heavy Duty
Applications

Installation Tool

Key End Market Segments

Heavy Truck
Rail Freight Car
Solar Energy Systems
Wind Energy Systems

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Benefits
Cost Reduction – warranty, service and maintenance
Patented Thread Geometry – superior vibration resistance
Fast and Quiet Installation –
2 sec installation time with
noise levels of <70dB
Shorter Assembly Time –
due to patented technology
Ergonomic Installation Tool – 50 - 70% lighter than
standard tools
Health and Safety – low noise, non-vibrating installation
tool reduces hand, wrist and  hearing injuries
First Results
14% Installation Cost Reduction at
Large US Truck Manufacturer
BobTail
®
Fastening System – Revolutionary Technology
Alcoa BobTail ® Fastening System: Benefits & First Results

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New QC-10
®
Mold Block – Saving 30% off the Bottom Line
Benefits
Up to 30% Lower Tool Costs – QC-10
machines eight times faster than steel
Reduced Scrap Cost–
due to less warpage
Durable Alternative to Steel –
in 6+ inches
Up to 40% Faster Cycle Times – due to
better thermal properties,
Faster Time to Market – quicker mold
production, fewer design iterations
Better Bottom Line –
up to 30%
savings per unit produced vs. steel
Automotive
Rear Deck
Fan Shroud
Key End Market Segments
Automotive
Consumer Electronics
Agriculture
Appliances
Furniture
Alcoa QC-10 ® Forged Mold Block: Sample Products & Benefits

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Supply / demand balance
Unsustainable levels
Rapid drawdown of
inventories when economy
rebounds
Alternative fuel efficient
buses
New construction
Transmission lines for grid
Remain Optimistic Near-Term and Long-Term
Continued execution of
announced curtailments
Expect additional
curtailments in the Spring
Near-Term
Consumer electronics
Aluminum bottle
Population Living in Cities
– 2006:  > 50%
– 2030:  > 60%
Global Population Growth
– 2006:  6.6 billion
– 2025:  7.9 billion
– 2050:  9.1 billion
Long-Term
Energy consumption up 54%
by 2025
Person Transport rates +40%
by 2030
Greenhouse gas regulation
China
Curtailment
Stimulus Programs
De-Stocking
New Applications
Environment
Urbanization
Demographics
Catalysts for Aluminum Industry Growth
Source: United Nations, World Health Organization, World Bank, UNEP (United Nations Environment Program), FAO (Food and Agriculture
Organization of the United Nations), Max Planck Institute

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Elizabeth Besen
Director, Investor Relations
Alcoa
390 Park Avenue
New York, NY 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

37 Alcoa Logo Alcoa Logo

38 Alcoa Logo APPENDIX Alcoa Logo

14.0
13.9
13.0
12.1
11.1
10.5
11.3
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09

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China Aluminum Prices Supported by Market Factors
China Aluminum Production (mmtpy) *
* Source: IAI and CNIA.  1 As of 3/27/09
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
1/1/07 7/1/07 1/1/08 7/1/08 1/1/09
LME SHFE
Metal Price Gap:  SHFE vs LME
China Aluminum Industry:  Production and Price
SHFE
premium
$364
1

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China Mill Production Ramp Up

Alcoa China: Key Turnaround Metrics

Capital Expenditures

Hot Mill Production

Jan-09
Feb-09
Mar-09

Achievements

Cash from Operations
1Q08
1Q09

- Bohai sheet mill began production in 1Q09
- Shut down Bohai foil operation
- Yutong bus qualified Bohai's commercial transport product

40

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Refining Cost Overview
Fuel Oil
14%
Natural gas
15%
Caustic
10%
Bauxite
25%
Conversion
36%
Input Cost Inventory flow Pricing convention
Fuel oil 1 – 2 months Prior month
Natural gas 1 – 2 months Rolling 16 quarters
Caustic soda 3 - 6 months Spot & semi-annual
Bauxite 2 - 3 months 6 - 9 month lag
Composition of Refining Production Costs

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Smelting Cost Overview
Power
26%
Materials
3%
Conversion
22%
Alumina
36%
Carbon
13%
Input Cost Inventory flow Pricing convention
Alumina 1 – 2 months 2 – 3 month lags
Power 1 – 2 months 40% LME linked – 3
month lag
Carbon 1 - 2 months Spot & semi-annual
Materials 1 - 2 months 1 – 3 month lag
Conversion 1 month Immediate
Several significant input costs lag average primary metal revenue by up to 3 months
Composition of Smelting Production Costs

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(in millions)
1Q08 2Q08 3Q08 4Q08 2008 1Q09
   Total segment ATOI $     668 $     838 $     665 $       28 $  2,199 $    (143)
   Unallocated amounts (net of tax):
      Impact of LIFO (31) (44) (5) 73 (7) 29
      Interest income 9 12 10 4 35 1
      Interest expense (64) (57) (63) (81) (265) (74)
      Noncontrolling interests (1) (67) (70) (84) – (221) (10)
      Corporate expense (82) (91) (77) (78) (328) (71)
      Restructuring and other charges (30) (1) (25) (637) (693) (46)
      Discontinued operations 4 (7) (38) (262) (303) (17)
      Other (104) (34) (115) (238) (491) (166)
   Consolidated net income (loss) attributable to
Alcoa
$     303
$     546
$     268
$ (1,191)
$      (74)
$    (497)
Prior period information was reclassified to reflect the movement of the Electrical and Electronic Solutions business to discontinued
operations in the fourth quarter of 2008.
(1) On January 1, 2009, Alcoa adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in
Consolidated Financial Statements – an amendment of ARB No. 51,” the provisions of which, among others, requires that minority interests be renamed noncontrolling interests for all periods presented.
Reconciliation of ATOI to Consolidated Net Income
(Loss) Attributable to Alcoa

Alcoa Logo
(in millions) Quarter ended
March 31,
2008*
December 31,
2008
March 31,
2009
Net income (loss)
attributable to Alcoa
$     303
$ (1,191)
$    (497)
Income (loss) from
discontinued
operations
         4
    (262)
      (17)
Income (loss) from
continuing
operations
attributable to Alcoa
299
(929)
(480)
Restructuring and
other charges
29
614
46
Other special items**        28        94       (43)
Income (loss) from
continuing
operations
attributable to Alcoa
– as adjusted
$     356
$    (221)
$    (477)
* Financial information for the quarter ended March 31, 2008 was reclassified to reflect the movement of the
Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of 2008.
** Other special items include the following: a discrete income tax charge related to the sale of the
Packaging and Consumer businesses for the quarter ended March 31, 2008; obsolete inventory ($16), environmental reserve ($26), accounts receivable reserve ($11), non-cash tax on repatriated earnings
($65), and refund of indemnification payment (-$24) for the quarter ended December 31, 2008; and gain on Elkem/SAPA swap (-$133), loss on sale of Shining Prospect ($118), and discrete income tax benefit related to a tax law change in Canada (-$28) for the quarter ended March 31, 2009.
Reconciliation of Adjusted Income